Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 6, 2004

NANO-PROPRIETARY, INC.
(Exact Name of Registrant as Specified in its Charter)

TEXAS
(State or Other Jurisdiction of Incorporation)

1-11602	76-0273345
(Commission File No.)	(I.R.S. Employer Identification No.)

3006 Longhorn Boulevard
Suite 107
Austin, Texas 78758
(Address of Principal Executive Offices)

512/339-5020
(Registrant's Telephone Number, Including Area Code)

 N/A
(Former Name if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

Nano-Proprietary, Inc. has signed an agreement through its subsidiary, Applied Nanotech, Inc. regarding the development, purchase and License Agreement for hydrogen sensor products.   On July 6, 2004, Nano-Proprietary, Inc. issued a Press Release regarding the same.  The Press Release is filed herewith as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

99.1 Press Release dated July 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NANO-PROPRIETARY, INC. By: /s/ Douglas P. Baker Douglas P. Baker, Vice-President and Chief Financial Officer